UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine	001-13349	01-0393663
(State or other juisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

  P.O. Box 400, 82 Main Street, Bar Harbor, ME              04609-0400
(Address of principal executive offices)                                    (Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 7.01 Regulation FD Disclosure	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 1

Exhibit Index	Page 2

Item 7.01     Regulation FD Disclosure

Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s December 15, 2010 shareholder dividend letter for the quarter ended September 30, 2010.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Shareholder dividend letter from the Company's President and CEO dated December 15, 2010

Item 9.01. Financial Statements and Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES (Registrant)

/s/ Joseph M. Murphy

By:
Name: Joseph M. Murphy Title: President and Chief Executive Officer

Date:	December 15, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Shareholder dividend letter from the Company's President and CEO dated December 15, 2010